UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

Healthier Choices Management Corp.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

HEALTHIER CHOICES MANAGEMENT CORP.

3800 North 28th Way

Hollywood, FL 33020

(305) 600-5004

The purpose of this letter is to inform you that on August 13, 2018, holders of the common stock of Healthier Choices Management Corp., a Delaware corporation (the “Company”), representing in the aggregate 53.01% of the voting capital stock of the Company, and the board of directors (the “Board”) by written consent in lieu of a meeting, approved the following corporate actions:

1.	To adopt an Amended and Restated Certificate of Incorporation, which makes no material changes to the existing Amended and Restated Certificate of Incorporation, as amended, other than to consolidate previous amendments and provide for a classified and staggered board of directors;

2.	Elect three members to the Board, to serve staggered terms as established in Action 1 above; and

3.	Ratify the appointment of Marcum LLP as the Company’s independent public accountant for the year ended December 31, 2018.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS IS NOT A NOTICE OF AN ANNUAL MEETING OR SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

The accompanying Information Statement, which we urge you to read carefully, describes the corporate actions in more detail, and is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

BY ORDER OF THE BOARD OF DIRECTORS

October 15, 2018

/s/ Jeffrey Holman

Jeffrey Holman, Chief Executive Officer

HEALTHIER CHOICES MANAGEMENT CORP.

3800 North 28th Way

Hollywood, FL 33020

(305) 600-5004

INFORMATION STATEMENT

October 15, 2018

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE

BOARD OF DIRECTORS OF HEALTHIER CHOICES MANAGEMENT CORP.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

This Information Statement is being furnished to the holders of shares of common stock, par value $0.0001 per share (the “Common Stock”), of Healthier Choices Management Corp. (the “Company”). This Information Statement is being furnished in connection with the actions by written consent of the holders of a majority of the Company’s issued and outstanding shares of Common Stock taken without a meeting to approve the actions described in this Information Statement. In this Information Statement, all references to the “Company,” “we,” “us” or “our” refer to Healthier Choices Management Corp., a Delaware corporation.

Stockholders of record as of August 13, 2018 (the “Notice Record Date”) are entitled to receive this Information Statement. This Information Statement is being sent to you stockholders on or about October 17, 2018.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions described herein will not become effective until at least 20 calendar days following the date on which this Information Statement is first mailed to our stockholders.

We will bear the entire cost of furnishing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

ACTIONS BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS

On August 13, 2018, in accordance with the applicable provisions of the Delaware General Corporation Law (the “DGCL”), the Company’s Board of Directors (the “Board”) unanimously adopted resolutions approving the following proposed actions (each, an “Action” and collectively, the “Actions”):

1.	To adopt an Amended and Restated Certificate of Incorporation, which makes no material changes to the existing Amended and Restated Certificate of Incorporation, as amended, other than to consolidate previous amendments and provide for a classified and staggered board of directors;

2.	Elect three members to the Board, to serve staggered terms as established in Action 1 above; and

3.	Ratify the appointment of Marcum LLP as the Company’s independent public accountant for the year ended December 31, 2018.

The Action contemplated by number 1 above is referred to in this Information Statement as the “Amendment.” In order to obtain the approval of our stockholders for the Actions, we could have convened a special meeting of the stockholders for the specific purpose of voting on such matters. However, the DGCL provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding shares of voting capital stock having not less than the minimum number of votes that would be necessary to take such action. In order to eliminate the costs and management time involved in holding a meeting and obtaining proxies and in order to effect the above Actions as early as possible in order to accomplish the purposes hereafter described, we elected to utilize the written consent of the holders of a majority of the outstanding shares of our voting capital stock.

As of the close of business on August 13, 2018 (the “Voting Record Date”), there were issued and outstanding 56,625,777,777 shares of Common Stock.

On the Voting Record Date, pursuant to the applicable provisions of the DGCL, we received a written consent (the “Written Consent”) approving the Actions from holders of Common Stock holding an aggregate of 30,016,811,395 shares of our Common Stock, representing approximately 53.01% of our outstanding shares of voting capital stock as of such date. Thus, your consent is not required and is not being solicited in connection with the approval of the Actions.

The following table sets forth the names of the holders of our Common Stock who consented to the Actions (the “Consenting Stockholders”), the number of shares of the Common Stock beneficially owned, directly or indirectly, by the Consenting Stockholders as of the Voting Record Date, the total number of votes in favor of the Actions and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

Name of Consenting Stockholder	Number of Shares of Common Stock Held	Number of Votes held by such Consenting Stockholder	Number of Votes that Voted in Favor of the Actions	Percentage of voting equity that voted in favor of the Actions
Robert Swayman	777,777,777	777,777,777	777,777,777	1.3%
ATG Holdings LLC	1,500,000,000	1,500,000,000	1,500,000,000	2.6%
Phillip Holman	850,076,356	850,076,356	850,076,356	1.5%
Pinz Capital	888,957,263	888,957,263	888,957,263	1.6%
Slee 3 Consulting, LLC	999,999,999	999,999,999	999,999,999	1.8%
MJ Holdings, Inc.	1,500,000,000	1,500,000,000	1,500,000,000	2.6%
John Ollet	3,000,000,000	3,000,000,000	3,000,000,000	5.3%
Christopher Santi	8,000,000,000	8,000,000,000	8,000,000,000	14.1%
Jeffrey E. Holman	11,000,000,000	11,000,000,000	11,000,000,000	19.4%

CORPORATE ACTION TO BE TAKEN

Pursuant to Rule 14c-2 under the Exchange Act, the Actions may not be effected until at least 20 calendar days after the mailing of the accompanying Information Statement to the Company’s stockholders.

QUESTIONS AND ANSWERS ABOUT THE ACTIONS

Q.        Why did I receive this Information Statement?

A.        Applicable laws require us to provide you information regarding the Actions even though your vote is neither required nor requested for the Actions to become effective.

Q.        Why am I not being asked to vote on the Amendment?

A.        The holders of shares comprising a majority of the issued and outstanding shares of voting capital stock have already approved the Amendment pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company’s Board, is sufficient under Delaware law, and no further approval by our stockholders is required.

Q.        Why am I not being asked to vote on the other Actions?

A.        The adoption of the Actions has been approved by written consent of holders of a majority of the outstanding shares of voting capital stock of the Company. Our Board unanimously voted, approved and recommended the adoption of the Actions and determined that the Actions are advisable to and in the best interests of the Company and its stockholders. Such approvals are sufficient under Delaware law, and no further approval by our stockholders is required. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy and you are requested not to send us a proxy.

Q.        What will I receive if the Actions are completed?

A.        Nothing.

Q.        What do I need to do now?

A.        Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

FORWARD-LOOKING STATEMENTS

This Information Statement contains or incorporates both historical and “forward-looking” statements. Words such as “anticipates,” “believes,” “expects,” “intends,” “future” and similar expressions identify forward-looking statements. Any such forward-looking statements in this report reflect our current views with respect to future events and financial performance and are subject to a variety of factors that could cause our actual results to differ materially from historical results or from anticipated results expressed or implied by such forward-looking statements. There may be events in the future that cannot be accurately predicted or over which the Company has no control. Stockholders should be aware that the occurrence of the events described in this Information Statement or in the documents incorporated herein by reference could have a material adverse effect on our business, operating results and financial condition or ability to consummate the transaction. Examples of these risks include, without limitation the risks disclosed in this Information Statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

The forward-looking statements are not guarantees of future performance, events or circumstances, and actual results may differ materially from those contemplated by the forward-looking statements. Forward-looking statements herein or in documents incorporated herein by reference speak only as of the date of this Information Statement or the applicable document incorporated herein by reference (or such earlier date as may be specified therein), as applicable, are based on current assumptions and expectations or assumptions and expectations as of the date of the document incorporated herein by reference, and are subject to the factors above, among other things, and involve risks, events, circumstances, uncertainties and assumptions, many of which are beyond our ability to control or predict. You should not place undue reliance on these forward-looking statements. We do not intend to, and do not undertake an obligation to, update these forward-looking statements in the future to reflect future events or circumstances, except as required by applicable securities laws and regulations. For more information, see the section entitled “Where You Can Find More Information” beginning on page 15. The results presented for any period may not be reflective of results for any subsequent period.

You should carefully read and consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf, and all future written and oral forward-looking statements attributable to us, are expressly qualified in their entirety by the foregoing cautionary statements.

ACTION #1

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Adoption of the Amended and Restated Certificate of Incorporation

The Board believes that it is in the best interest of the stockholders to adopt the Amended and Restated Certificate of Incorporation attached hereto as Appendix A. The Amended and Restated Certificate of Incorporation will consolidate previous amendments and provide for a classified and staggered board of directors and other than the foregoing, the Amended and Restated Certificate of Incorporation does not incorporate any other material changes.

The Amended and Restated Certificate of Incorporation will provide for the Board to be divided into three classes of directors serving staggered three-, two- and one-year terms. The Amended and Restated Certificate of Incorporation divides the Board into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible. The first class would be elected for a three-year term expiring at the 2021 Annual Meeting. The second class would be elected for a two-year term expiring at the 2020 Annual Meeting. The third class would be elected for a one-year term expiring at the 2019 Annual Meeting (and in each case until their respective successors are duly elected and qualified). At each annual meeting, a number of directors shall be elected equal to the number of directors whose terms shall have expired at the time of such meeting.

The Amended and Restated Certificate of Incorporation also provides that a vacancy on the Board may be filled by the remaining directors, acting by majority vote. Any director so chosen to fill a vacancy will hold office until the next election of the class for which he or she has been chosen and until their respective successor shall have been elected and qualified.

Information concerning the directors to be appointed upon effectiveness of the Actions and the terms for which they will serve is set forth below.

ANTI-TAKEOVER IMPLICATIONS

A classified board may make it more difficult for stockholders to change the majority of directors even when the only reason for the change may be the performance of the present directors. This provision would apply to every election of directors, rather than only an election occurring after a change in control of the Company.

The staggered and classified Board is not being enacted for the foregoing reasons, but rather because the Board and the Consenting Stockholders believed it is in the best interests of the Company and its stockholders in order to help ensure stability and continuity in the management of the Company’s business and affairs. Although no proxy contest or attempt to replace all of the board members has occurred to date, the Board and Consenting Stockholders believed that the longer time required to elect a majority of a classified Board will help to prevent the occurrence of such problems in the future. Adoption of a classified board will encourage a potential purchaser to negotiate directly with the Company. Moreover, the Board and Consenting Stockholders believed that stockholders are more likely to be treated fairly in a transaction negotiated by directors than in one accomplished without the required approval of such directors. Furthermore, the Board believes that it is in a better position than an individual stockholder of the Company to negotiate effectively on behalf of all stockholders in a proxy contest situation.

The Company is not aware of any specific effort to accumulate the Company’s stock or to obtain control of the Company or its Board by means of a solicitation in opposition to management; therefore, this amendment is not raised in response to such an effort. However, in the event such an effort arises, the adoption of the Amended and Restated Certificate of Incorporation will enhance the ability of management to resist the effort. Although the Board may review other possible anti-takeover programs, the Board has no present intention of proposing additional amendments to the Company’s certificate of incorporation that would affect the ability of a third party to change control of the Company.

ACTION #2

ELECTION OF DIRECTORS

The Company’s stockholders generally elect the members of the board of directors annually. The Company’s board of directors at the time of the Written Consent consisted of three members; Jeffrey Holman, Clifford J. Friedman and Dr. Anthony Panariello. The election of the Company’s directors required a plurality of the votes cast in person or by proxy at an annual meeting or by a majority consent of the Company’s stockholders in accordance with the DGCL and the Company’s Bylaws. In accordance with the Written Consent, stockholders holding a majority of the Company’s outstanding shares of common stock voted to elect Jeffrey Holman, Clifford J. Friedman and Dr. Anthony Panariello as board members.

Name	Age	Position Held	Director Term
Jeffrey Holman	51	Director and Chief Executive Officer	Since May 2013
Clifford J. Friedman	56	Director	Since April 2016
Dr. Anthony Panariello	58	Director	Since April 2016

CLASS I DIRECTOR (serving three year term expiring at the 2021 annual meeting):

Jeffrey Holman has been our Chairman of the Board and Chief Executive Officer since April 2014. From February 2013 until March 4, 2015, Mr. Holman serviced as our President. Mr. Holman has been a member of our Board since May 2013 and has served as a member of the Board of Directors of our subsidiary Smoke Anywhere, USA since its inception on March 24, 2008. Since 1998, Mr. Holman has been the President of Jeffrey E. Holman & Associates, P.A., a South Florida based law firm. He has also been a Partner in the law firm of Holman, Cohen & Valencia since 2000. Mr. Holman was selected as a director for his business and legal experience. In addition, as one of the founders of Smoke Anywhere, Mr. Holman possesses an in-depth understanding of the challenges, risks and characteristics unique to our industry.

CLASS II DIRECTOR (serving two year terms expiring at the 2020 annual meeting):

Clifford J. Friedman has been a director since April 15, 2016. Mr. Friedman is a certified public accountant in Coral Springs, Florida and managed his own public accounting, tax and consulting practice since 2001. From 1992 to 2000, Mr. Friedman was Vice President-Finance of Administration of the Box Worldwide, Inc., a Viacom company. He received an M.B.A. from Nova Southeastern University and his B.B.A. from Pace University.

CLASS III DIRECTOR (serving one year terms expiring at the 2019 annual meeting):

Anthony Panariello, M.D. has been a director since April 15, 2016. Dr. Panariello is Board Certified in Pulmonology and Internal Medicine in Florida and has been in private practice since 1996, serving as an attending physician at a number of hospitals. Dr. Panariello is a member of the College of Physicians and the American College of Chest Physicians. Additionally, Dr. Panariello currently serves as a Lieutenant Commander in the Medical Corps of the United States Navy Reserve. Dr. Panariello received his Bachelor of Science from the State University of New York at Stony Brook and his medical degree from the Autonomous University of Guadalajara.

The Amended and Restated Certificate of Incorporation allows for the appointment of up to seven directors.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that as of the date of this information statement they were all current in their filings.

Code of Ethics

The Company has a code of ethics, “Business Conduct: “Code of Conduct and Policy,” that applies to all of the Company’s employees, including its principal executive officer, principal financial officer and principal accounting officer, and the Board. A copy of this code is available on the Company’s website at http://www.healthiercmc.com/code-of-conduct. The Company intends to disclose any changes in or waivers from its code of ethics by posting such information on its website or by filing a Current Report on Form 8-K.

Corporate Governance

Board Responsibilities

The Board oversees, counsels, and directs management in the long-term interest of the Company and its stockholders. The Board’s responsibilities include establishing broad corporate policies and reviewing the overall performance of the Company. The Board is not, however, involved in the operating details on a day-to-day basis.

Board Committees and Charters

The Board and its Committees meet throughout the year and act by written consent from time-to-time as appropriate. The Board delegates various responsibilities and authority to different Board Committees. Committees regularly report on their activities and actions to the Board.

The Board currently has and appoints the members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each of these committees have a written charter which can be found on our corporate website at www.healthiercmc.com/committee-charters/.

The following table identifies the independent and non-independent current Board and committee members:

Name	Independent	Audit	Compensation	Nominating And Corporate Governance
Jeffrey Holman
Clifford J. Friedman	X	X	X	X
Dr. Anthony Panariello	X	X	X	X

Director Independence

Our Board has determined that Clifford J. Friedman and Dr. Anthony Panariello are independent in accordance with standards under the OTC Pink Marketplace. Our Board determined that as a result of being executive officer, Jeffrey Holman is not independent under the OTC Pink Marketplace Bulletin Boards. Our Board has also determined that Clifford J. Friedman and Dr. Anthony Panariello are independent under the OTC Pink Marketplace independence standards for Audit and Compensation Committee members.

Committees of the Board

Audit Committee

The Audit Committee, which currently consists of Clifford J. Friedman (chair) and Dr. Anthony Panariello, reviews the Company’s financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee approves all audit and non-audit services, and reviews the independence of our independent registered public accounting firm.

Audit Committee Financial Expert

Our Board has determined that Clifford J. Friedman is qualified as an Audit Committee Financial Expert, as that term is defined by the rules of the SEC and in compliance with the Sarbanes-Oxley Act of 2002.

Compensation Committee

The function of the Compensation Committee is to determine the compensation of our executive officers and senior management. The Compensation Committee has the power to set performance targets for determining periodic bonuses payable to executive officers and may review and make recommendations with respect to stockholder proposals related to compensation matters. Additionally, the Compensation Committee is responsible for administering the Company’s equity compensation plans including the Plan.

The members of the Compensation Committee are all independent directors within the meaning of applicable Nasdaq Listing Rules and the OTC Pink Marketplace and all of the members are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act.

Nominating and Corporate Governance Committee

The responsibilities of the Nominating and Corporate Governance Committee include the identification of individuals qualified to become Board members, the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, establish procedures for the nomination process including procedures and the oversight of the evaluations of the Board and management. The Nominating and Corporate Governance Committee has not established a policy with regard to the consideration of any candidates recommended by stockholders since no stockholders have made any recommendations. If we receive any stockholder recommended nominations, the Nominating Committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee has ever been an officer or employee of the Company. None of our executive officers serve, or have served during the last fiscal year, as a member of our compensation committee or other Board committee performing equivalent functions of any entity that has one or more executive officers serving on our Board or on our Compensation Committee.

Board Assessment of Risk

The Board is actively involved in the oversight of risks that could affect the Company. This oversight is conducted primarily through the Audit Committee, but the full Board has retained responsibility for general oversight of risks. The Audit Committee considers and reviews with our independent public accounting firm and management the adequacy of our internal controls, including the processes for identifying significant risks and exposures, and elicits recommendations for the improvements of such procedures where desirable. In addition to the Audit Committee’s role, the full Board is involved in oversight and administration of risk and risk management practices. Members of our senior management have day-to-day responsibility for risk management and establishing risk management practices, and members of management are expected to report matters relating specifically to the Audit Committee directly thereto, and to report all other matters directly to the Board as a whole. Members of our senior management have an open line of communication to the Board and have the discretion to raise issues from time-to-time in any manner they deem appropriate, and management’s reporting on issues relating to risk management typically occurs through direct communication with directors or committee members as matters requiring attention arise. Members of our senior management regularly attend portions of the Board’s meetings, and often discuss the risks related to our business.

Presently, the largest risks affecting the Company are the Company’s ability to manage and satisfy its obligations under the Company’s Series A Warrants and evaluation of potential adverse impact of the United States Food and Drug Administration’s final regulations on vaporizers and e-liquids on the retail business operations. The Board actively interfaces with management on seeking solutions.

Stockholder Communications with the Board of Directors

Although we do not have a formal policy regarding communications with our Board, stockholders may communicate with the Board by writing to us at Healthier Choices Management Corp., 3800 N. 28th Way, Hollywood, FL 33020, Attention: Corporate Secretary, or by facsimile (954) 272-7773. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Current Officers and Directors

The following table sets forth the names and positions of the Company’s executive officers and directors as of the date of the Written Consent.

Name	Age	Position Held
Jeffrey Holman	51	Director and Chief Executive Officer
Clifford J. Friedman	56	Director
Dr. Anthony Panariello	58	Director
John A. Ollet	55	Chief Financial Officer
Christopher Santi	47	President and Chief Operating Officer

Jeffrey Holman – See biography above.

Clifford J. Friedman -- See biography above.

Dr. Anthony Panariello -- See biography above.

John A. Ollet has been our Chief Financial Officer since December 12, 2016. Mr. Ollet previously served as Executive Vice President-Finance for Systemax, Inc. (NYSE:SYX) from 2006 to 2016. His prior chief financial officer experience also includes serving as Vice President and Chief Financial Officer of Arrow Cargo Holdings, Inc., an airline logistics company, and VP Finance /CFO - The Americas - Cargo Division, KLM Royal Dutch Airlines, an airline company. He also previously served as Vice President Finance/Administration at Sterling-Starr Maritime Group, Inc. and served on the audit staff of Arthur Andersen & Co. Mr. Ollet received a bachelor’s degree in Finance/Economics and a master’s degree in business administration from Florida International University. Mr. Ollet is a Certified Public Accountant.

Christopher Santi has been our Chief Operating Officer since December 12, 2012 and has served as the President and Chief Operating Officer since April 11, 2016. Prior to that Mr. Santi served as Director of Operations of the Company beginning in October 2011. Mr. Santi served as the National Sales Manager of Collages.net from November 2007 to October 2011.

Limitation of Liability of Directors

Pursuant to the DGCL, the Company’s certificate of incorporation excludes personal liability for its directors for monetary damages based upon any violation of their fiduciary duties as directors. This exclusion of liability does not limit any right which a director may have to be indemnified and does not affect any director’s liability under federal or applicable state securities laws. The Company has agreed to indemnify its directors against expenses, judgments, and amounts paid in settlement in connection with any claim against a director if he acted in good faith and in a manner he believed to be in the Company’s best interests.

Election of Officers

Officers are appointed to serve until the meeting of the board of directors following the next annual meeting of stockholders and until their successors have been elected and qualified.

Involvement in Certain Legal Proceedings

During the past ten years, none of our executive officers have been involved in any legal proceedings that are material to an evaluation of their ability or integrity; namely: (1) filed a petition under federal bankruptcy laws or any state insolvency laws, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing; (2) been convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting his/her involvement in any type of business, securities or banking activities; or (4) been found by a court of competent jurisdiction in a civil action, by the SEC or the Commodity Futures Trading Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated.

Executive Compensation

Executive Officer Compensation

The following information is related to the compensation paid, distributed or accrued by us for fiscal 2017 and 2016 to all Chief Executive Officers (principal executive officers) serving during the last fiscal year and the two other most highly compensated executive officers serving at the end of the last fiscal year whose compensation exceeded $100,000. We refer to these individuals as our “Named Executive Officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards (1)	All Other Compensation ($)	Total

Jeffrey Holman	2017	346,368	100,000	4,999,998	9,900	5,456,266
Chief Executive Officer	2016	312,346	100,000	-	-	412,346

Christopher Santi	2017	225,410	25,000	2,499,999	601	2,751,010
President & Chief Operating Officer	2016	209,117	50,000	-	-	259,117

John Ollet	2017	185,931	-	500,000	510	686,441
Chief Financial Officer	2016	8,307	-	-	-	8,307

Gina Hicks	2017	38,462	-	-	-	38,462
Former Chief Financial Officer	2016	197,117	-	-	45,113	242,250

(1)   Amounts reflect the aggregate grant date fair value, without regard to forfeitures, computed in accordance with ASC 718. These amounts represent options of the Company’s common stock and do not reflect the actual amounts that may be realized by the Named Executive Officers. Our assumptions with respect to the calculation of the stock options value are set forth in Note 2 to the consolidated financial statements contained in the Company’s most recent Annual Report on Form 10-K.

Named Executive Officer Employment Agreements

On August 10, 2015, the Company entered into three-year employment agreement with Jeffrey Holman, the Company’s Chief Executive Officer (“Holman Employment Agreement”). The Holman Employment Agreement provided for an annual base salary of $300,000 and a target bonus in an amount ranging from 20% to 200% of their base salaries subject to the Company meeting certain adjusted earnings before interest, taxes depreciation and amortization (“Adjusted EBITDA”) performance milestones. Adjusted EBITDA is defined in the Holman Employment Agreement as earnings (loss) from continuing operations before interest expense, income taxes, collateral valuation adjustment, bad debt expense, one-time expenses, depreciation and amortization and amortization of stock compensation or Adjusted EBITDA defined in any filing of the Company with the SEC subsequent to the date of the Holman Employment Agreement. Mr. Holman is also entitled to receive severance payments, including two years of his then base salary and other benefits in the event of a change of control, termination by the Company without cause, termination for good reason by Mr. Holman or non-renewal by the Company.

On August 13, 2018, the Company amended and restated the Holman Employment Agreement with Mr. Holman (the “Holman Amendment”). The Holman Amendment is for an additional three year term and provides for an annual base salary of $450,000 and a target bonus for 2018 only in an amount ranging from 20% to 200% of his base salaries subject to the Company meeting certain earnings before interest, taxes depreciation and amortization performance milestones. Mr. Holman is entitled to receive severance payments, including two years of his then base salary and other benefits in the event of a change of control, termination by the Company without cause, termination for good reason by the executive or non-renewal by the Company. Mr. Holman was also granted 11 billion shares of restricted Common Stock pursuant to the Holman Amendment on the condition that 11 billion of his options to purchase Common Stock are forfeited. This restricted stock will vest one year following the date of issuance provided that the grantee remains an employee of the Company through each applicable vesting date.

On January 30, 2017, the Company entered into an employment agreement with Mr. Santi for a three-year term beginning January 30, 2017. Pursuant to the new employment agreement, Mr. Santi will received a base salary of $225,000, increasing to $250,000 and $275,000, respectively, for the second and third years of the employment agreement. Mr. Santi is also eligible to earn an annual bonus at the discretion of the Company’s Board.

Effective as of August 13, 2018, the Company entered into an amendment to the existing employment agreement (the “Santi Amended Employment Agreement”) with Mr. Santi. Pursuant to the Santi Amended Employment Agreement, Mr. Santi will continue to be employed as the Company’s President and Chief Operating Officer for an additional one year extension period through January 29, 2021. Mr. Santi will receive a base salary of $330,000 for this additional year. The severance pay period for termination without cause was increased to up to 18 months based on time of service. Mr. Santi was also granted 8 billion shares of restricted Common Stock pursuant to the Santi Amended Employment Agreement on the condition that 8 billion of his options to purchase Common Stock are forfeited. This restricted stock will vest one year following the date of issuance provided that the grantee remains an employee of the Company through each applicable vesting date.

The Company and Mr. Ollet entered into an employment agreement, dated December 12, 2016 (the “Ollet Employment Agreement”). The Ollet Employment Agreement has a term of three years. Mr. Ollet’s initial base salary shall be $180,000 per year. Mr. Ollet shall be eligible to receive (i) a one-time sign-on bonus of $5,500 and (ii) options to acquire 1,000,000,000 shares of the Common Stock, which options will vest in four equal installments on each of May 15, 2017, November 15, 2017, May 15, 2018 and November 15, 2018, provided that Mr. Ollet is employed by the Company on each such date. Mr. Ollet shall also be entitled to bonuses and other incentives at the discretion of the Company’s Board, based in part on Mr. Ollet’s performance.

During the employment period, Mr. Ollet’s employment with the Company may be terminated by the Company for “cause” (as defined in the Ollet Employment Agreement) or by Mr. Ollet at any time and for any reason. In the event the Company terminates Mr. Ollet’s employment for any reason other than for “cause,” then the Company shall pay to Mr. Ollet (i) his accrued but unpaid salary and accrued but unused vacation time, (ii) any declared bonuses and (iii) Ollet severance payments up to a maximum of 18 months. The Ollet Employment Agreement also contains customary non-solicitation and confidentiality provisions.

Effective as of August 13, 2018, the Company entered into an amendment to the Ollet Employment Agreement (the “Ollet Amended Employment Agreement”) with Mr. Ollet. Pursuant to the Ollet Amended Employment Agreement, Mr. Ollet will continue to be employed as the Company’s Chief Financial Officer for an additional one year extension period through December 12, 2020. Mr. Ollet will receive a base salary of $250,000 for this additional year. Mr. Ollet was also granted 3 billion shares of restricted Common Stock pursuant to the Ollet Amended Employment Agreement. This restricted stock will vest one year following the date of issuance provided that the grantee remains an employee of the Company through each applicable vesting date.

Termination Provisions

The table below describes the severance payments that our Named Executive Officers are entitled to in connection with a termination of their employment upon death, disability, dismissal without cause, change of control or for good reason. All of the termination provisions are intended to comply with Section 409A of the Internal Revenue Code of 1986 and the Regulations thereunder.

	Holman	Santi and Ollet
Death or Total Disability	Any amounts due at time of termination plus full vesting of equity awards	Any amounts due at time of termination

Dismissal Without Cause or Termination by Executive for Good Reason or upon a Change of Control (1)	Two years of base salary, full vesting of equity awards, benefit continuation for eighteen months plus pro-rated bonus if, any, that would have been earned for the fiscal year in which the termination occurs	Fifteen months of base salary plus one additional month for every additional four months of service, up to eighteen months’ maximum

Termination upon a Change of Control (2)	Two years of base salary, full vesting of equity awards, benefit continuation for eighteen months plus pro-rated bonus if, any, that would have been earned for the fiscal year in which the termination occurs	Eighteen months of base salary

(1) Good reason is generally (with certain exceptions) defined, in the case of Holman, as (i) a material diminution in their authority, duties or responsibilities, (y) the Company failing to maintain an office in the stated area or (ii) any other action or inaction that constitutes a material breach by the Company of the Holman Employment Agreement. Mr. Santi’s and Mr. Ollet’s employment agreements do not include the concept of good reason.

(2) Change of Control is generally defined (i) in the case of Holman, as any change of control event as defined in Treasury Regulation Section 1.409A-3(i)(5); and (ii) in the case of Santi and Ollet, as (w) a sale of substantially all of the Company, (x) any “person” (as such term is defined under the Exchange Act) becomes the beneficial owners of over 50% of the Company’s voting power, (y) a change in the majority of the composition of the Board or (z) a transaction that results in over 50% of the Company’s voting power ceasing to hold a majority of the voting power post-transaction.

Risk Assessment Regarding Compensation Policies and Practices as they Relate to Risk Management

Our compensation program for employees does not create incentives for excessive risk taking by our employees or involve risks that are reasonably likely to have a material adverse effect on us. Our compensation has the following risk-limiting characteristics:

●	Our base pay programs consist of competitive salary rates that represent a reasonable portion of total compensation and provide a reliable level of income on a regular basis, which decreases incentive on the part of our executives to take unnecessary or imprudent risks; and

●	Cash bonus awards are not tied to formulas that could focus executives on specific short-term outcomes.

Outstanding Awards at Fiscal Year End

Listed below is information with respect to unexercised options that have not vested, and equity incentive plan awards for each named executive officer outstanding as of December 31, 2017:

Outstanding Equity Awards at 2017 Fiscal Year-End

Name	Number of Shares Issued Under Stock Options	Stock Options Exercise Price ($) Per Share of Stock	Stock Option Expiration Date	Number of Shares That Have Not Vested (#)	Market Value of Shares That Have Not Vested ($)
Jeffrey Holman	50,000,000,000	0.0001	2/1/2027	-	-
Christopher Santi	1	0.02	3/29/22	-	-
Christopher Santi	25,000,000,000	0.0001	2/1/2027	-	-
John Ollet	1,000,000,000	0.0001	12/9/2026	250,000,000	25,000
John Ollet	4,000,000,000	0.0001	8/30/2027	1,000,0000,000	100,000

Securities under Equity Compensation Plans

The 2015 Equity Incentive Plan (the “Plan”) was approved by the Company’s stockholders at the June 26, 2015 stockholders meeting. On November 21, 2016, the Board increased the number of shares of Common Stock available for issuance pursuant to the Plan to 100,000,000,000. The Plan is a broad-based plan in which all employees, consultants, officers, and directors of the Company are eligible to participate. The purpose of the Plan is to further the growth and development of the Company by providing, through ownership of stock of the Company and other equity-based awards, an incentive to its officers and other key employees and consultants who are in a position to contribute materially to the prosperity of the Company, to increase such persons’ interests in the Company’s welfare, by encouraging them to continue their services to the Company, and by enabling the Company to attract individuals of outstanding ability to become employees, consultants, officers and directors of the Company.

The following chart reflects the number of awards granted under equity compensation plans approved and not approved by stockholders and the weighted average exercise price for such plans as of December 31, 2017.

Name of Plan	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
2009 Equity Incentive Plan	0.011	$20,506,610	-
2015 Equity Incentive Plan	87,894,750,004	0.0001	12,105,249,996
Total	87,894,750,004	-	12,105,249,996

Director Compensation

Non-employee directors are paid a monthly fee of $1,000 per month and $1,000 for each meeting attended. Because we do not pay any compensation to employee directors, Mr. Holman is omitted from the following table. Non-employee members of our Board of Directors were compensated for as follows:

Fiscal 2017 Director Compensation

Name	Fees Earned or Paid in Cash ($)

Clifford J. Friedman	$37,000
Dr. Anthony Panariello	$36,000

ACTION #3

RATIFY THE APPOINTMENT OF MARCUM LLP AS AUDITORS FOR THE NEXT YEAR

The Company’s audit committee selected Marcum LLP as its independent auditor for the current fiscal year ended December 31, 2018, and the Written Consent ratified that selection.

INDEPENDENT PUBLIC ACCOUNTANTS

Marcum LLP served as our principal independent public accountants for fiscal 2017 and 2016 years. Aggregate fees billed to us for the fiscal years ended December 31, 2017 and 2016 by Marcum LLP were as follows:

	2017 ($)	2016 ($)
Audit Fees	$140,000	$364,929
Audit Related Fees	-	15,126
Tax Fees	$-	$-
All Other Fees	-	15,126
Total	$140,000	$380,055

Audit fees represent fees for professional services rendered by our principal accountants for the audit of our annual financial statements and review of the financial statements included in our Forms 10-Q or services that are normally provided by our principal accountants in connection with statutory and regulatory filings or engagements.

Audit-related fees represent professional services rendered for assurance and related services by the accounting firm that are reasonably related to the performance of the audit or review of our financial statements that are not reported under audit fees.

Tax fees represent professional services rendered by the accounting firm for tax compliance, tax advice, and tax planning.

All other fees represent fees billed for products and services provided by the accounting firm, other than the services reported for the other three categories.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our Common Stock as of September 28, 2018:

●	each stockholder known by us to beneficially own more than 5% of our outstanding Common Stock;

●	each of our directors;

●	each of our named executive officers; and

●	all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting of securities, or to dispose or direct the disposition of securities. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after such date through (i) the exercise of any option or warrant, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement or (iv) the automatic termination of a trust, discretionary account or similar arrangement. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each person identified in the table has sole voting and investment power over all of the shares shown opposite such person’s name.

The percentage of beneficial ownership is based on 64,406,916,434 shares of our Common Stock outstanding as of October 11, 2018.

Title of Class	Beneficial Owner	Amount and Nature of Beneficial Owner (1)	Percent of Class (1)
Directors and Executive Officers:
Common Stock	Jeffrey E. Holman (2)	12,766,872,612	19.99%
Common Stock	Christopher Santi (3)	12,766,872,612	19.99%
Common Stock	John Ollet (4)	7,750,000,000	11.44%
Common Stock	Dr. Anthony Panariello (5)	1,000,000,000	1.52%
Common Stock	Clifford J. Friedman (6)	1,000,000,000	1.52%
	All directors and officers as a group (5 persons) (7)	35,011,682,083	44.94%

5% Stockholders:		0	0%
Total:		35,011,682,083	44.94%

(1) Beneficial Ownership. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants, convertible notes and preferred stock currently exercisable or convertible or exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. The table includes shares of Common Stock, options, warrants, and preferred stock exercisable or convertible into common stock and vested or vesting within 60 days. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares of Common Stock indicated as beneficially owned by them. The table does not include: (i) restricted stock units that do not have the right to vote until they vest and the shares are delivered or (ii) unvested options that do not vest within 60 days of the date listed above in this footnote.

(2) Holman. Chairman and Chief Executive Officer. Includes 39,000,000,000 vested options and 11,000,000,000 shares of unvested restricted Common Stock. The option agreement includes a provision that prevents Mr. Holman from exercising the option into common stock to the extent (but only to the extent) that such conversion would result in the holder, or any of its affiliates, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) more than 19.9% of the Company’s outstanding Common Stock (the “Exercise Blocker”). Without the Exercise Blocker, Mr. Holman would be deemed to beneficially own 50,000,000,001 shares of Common Stock pursuant to vested options.

(3) Santi. President and Chief Operating Officer. Includes 17,000,000,000 vested options and 8,000,000,000 shares of unvested restricted Common Stock. The option agreement of Mr. Santi includes the Exercise Blocker. Without the Exercise Blocker, Mr. Santi would be deemed to beneficially own 25,000,000,000 shares of Common Stock pursuant to vested options.

(4) Ollet. Chief Financial Officer. Includes 4,750,000,000 vested options and 3,000,000,000 shares of unvested restricted Common Stock. The option agreement of Mr. Ollet includes the Exercise Blocker.

(5) Panariello. A director. Includes 1,000,000,000 vested options.

(6) Friedman. A director. Includes 1,000,000,000 vested options.

(7) Directors and Executive Officers. Includes executive officers who are not Named Executive Officers under the SEC’s rules and regulations.

INTERESTS OF CERTAIN PERSONS IN THE ACTIONS

No officer, director or director nominee has any substantial interest in the matters consented to by the stockholders holding at least a majority of the voting power, other than in their roles as an officer, director or director nominee.

COSTS AND MAILING

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company has asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

WHERE YOU CAN FIND MORE INFORMATION

We file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information with the SEC. You may obtain such SEC filings from the SEC’s website at http://www.sec.gov. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Information Statement, which means that we can disclose important information to you by referring you to other documents that we have filed separately with the SEC and are delivering to you with the copy of this Information Statement. The information incorporated by reference is deemed to be part of this Information Statement. This Information Statement incorporates by reference the following documents:

1.	Our Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 15, 2018.

2.	Our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2018, filed with the SEC on July 26, 2018.

3.	Our Current Reports on Forms 8-K filed with the SEC on August 20, 2018, August 21, 2018 and September 12, 2018.

You may read and copy any reports, statements or other information we file at the public reference facilities maintained by the SEC in Room 1590, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for additional information on the operation of the SEC’s public reference facilities. The SEC maintains a website that contains reports, proxy statements and other information, including those filed by us, at http://www.sec.gov.

We will provide without charge to each person, including any beneficial owners, to whom this Information Statement is delivered, within one day of his or her written or oral request, a copy of any or all reports or documents referred to above which have been or may be incorporated by reference into this Information Statement but not delivered with this Information Statement, excluding exhibits to those reports or documents unless they are specifically incorporated by reference into those documents. You may request a copy of these documents by writing or telephoning us at the following address.

Healthier Choices Management Corp.

3800 North 28th Way

Hollywood, FL 33020

(305) 600-5004

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, we will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which we should direct the additional copy of the Information Statement, to us at Healthier Choices Management Corp., 3800 North 28th Way, Hollywood, FL 33020; Telephone: (305) 600-5004; Email: jollet@hcmc1.com.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to our principal executive offices.

APPENDICES

The following documents are appended to this Information Statement:

Appendix A	Amended and Restated Certificate of Incorporation

Appendix A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

HEALTHIER CHOICES MANAGEMENT CORP.

Healthier Choices Management Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of the Delaware, hereby certifies that:

ONE: The original name of this corporation was Vapor Corp. and the date of filing of the original Certificate of Incorporation of this corporation with the Secretary of State of the State of Delaware (the “Secretary”) was December 24, 2013.

TWO: The Amended and Restated Certificate of Incorporation, attached hereto as Exhibit A, is incorporated herein by reference, and restates, integrates and further amends the provisions of the Certificate of Incorporation as previously amended or supplemented.

THREE: This Amended and Restated Certificate of Incorporation has been duly approved by the Board of Directors of the Corporation.

FOUR: This Amended and Restated Certificate of Incorporation was approved by the holders of the requisite number of shares of said Corporation in accordance with Section 228 of the Delaware General Corporation Law. This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law by the stockholders of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer this ___ day of _____________, 2018.

HEALTHIER CHOICES MANAGEMENT CORP.

By:
Jeffrey Holman
Chief Executive Officer

EXHIBIT A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

HEALTHIER CHOICES MANAGEMENT CORP.

1. The name of the corporation is Healthier Choices Management Corp. (the “Corporation”).

2. The address of the registered office of the Corporation in the State of Delaware is 160 Greentree Drive. Suite 101, City of Dover, County of Kent, Delaware 19904. The name of the registered agent of the Corporation at such address is National Registered Agents, Inc.

3. The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (as the same may be amended and supplemented from time to time, the “DGCL”).

4. The total number of shares of stock which the Corporation is authorized to issue is 750,001,000,000. 750,000,000,000 shares shall be common stock, par value $0.0001 per share (“Common Stock”), and 1,000,000 shall be preferred stock, par value $0.001 per share (“Preferred Stock”). Except as otherwise provided in this Certificate of Incorporation, authority is hereby vested in the Board of Directors of the Corporation from time to time to provide for the issuance of shares of one or more series of Preferred Stock and in connection therewith to fix by resolution or resolutions providing for the issue of any such series, the number of shares to be included therein, the voting powers thereof, and such of the designations, preferences and relative participating, optional or other special rights and qualifications, limitations and restrictions of each such series, including, without limitation, dividend rights, voting rights, rights of redemption, or conversion into Common Stock rights, and liquidation preferences, to the fullest extent now or hereafter permitted by the Delaware General Corporation Law and any other provisions of the Corporation’s Certificate of Incorporation, as amended. The Board of Directors is further authorized to increase or decrease (but not below the number of such shares of such class or series then outstanding) the number of shares of any such class or series subsequent to the issuance of shares of that class or series.

5. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such date, time and place, if any, as shall be determined solely by the resolution of the board of directors in its sole and absolute discretion.

6. Number; Class; Term of Directors

(a) Number of Directors. The business and affairs of the Corporation shall be managed by, or under the direction of, the board of directors. The total number of directors constituting the entire board of directors of the Corporation shall not be less than one nor more than 7, with the then-authorized number of directors fixed from time to time by the board of directors.

(b) Classes of Directors. The board of directors shall be and is divided into three classes, as nearly equal in number as possible, designated: Class I, Class II and Class III. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible. No decrease in the number of directors shall shorten the term of any incumbent director.

(c) Terms of Office. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each director initially appointed to Class I shall serve for an initial term expiring at the Corporation’s first annual meeting of stockholders following the effectiveness of this provision; each director initially appointed to Class II shall serve for an initial term expiring at the Corporation’s second annual meeting of stockholders following the effectiveness of this provision; and each director initially appointed to Class III shall serve for an initial term expiring at the Corporation’s third annual meeting of stockholders following the effectiveness of this provision; provided further, that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal.

(d) Removal. Any director or the entire board of directors may be removed from office only for cause and only by the affirmative vote of at least a majority of the total voting power of the outstanding shares of the capital stock of the Corporation entitled to vote in any annual election of directors or class of directors, voting together as a single class.

(e) Vacancies. Vacancies on the board of directors by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships resulting from any increase in the authorized number of directors shall be solely filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. A director elected to fill a vacancy or a newly created directorship shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal.

7. Unless and except to the extent that the bylaws of the Corporation (the “Bylaws”) shall so require, the vote by stockholders on any matter, including the election of directors, need not be by written ballot.

8. The Corporation expressly elects not to be subject to the provisions of Section 203 of the Delaware General Corporation Law.

9. To the fullest extent permitted by the DGCL, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. No amendment to, modification of or repeal of this Section 10 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment, modification or repeal.

10. Subject to any provisions in the Bylaws of the Corporation related to indemnification of directors or officers of the Corporation, the Corporation is authorized to indemnify, to the fullest extent permitted by applicable law, any director, officer, employee or agent of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

A right to indemnification or to advancement of expenses arising under a provision of this Certificate of Incorporation or the Bylaws of the Corporation shall not be eliminated or impaired by an amendment to this Certificate of Incorporation or the Bylaws of the Corporation after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

11. In furtherance of and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the directors then in office. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation.

12. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation. Notwithstanding any other provision of this Certificate of Incorporation, and in addition to any other vote that may be required by law or the terms of any series of Preferred Stock, the affirmative vote of the holders of at least 66 2/3% of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal Section 9, Section 10 and this last sentence of Section 12 of this Certificate of Incorporation.